UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 1, 2019

Douglas Emmett, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

1299 Ocean Avenue, Suite 1000	,	Santa Monica	,	California	90401
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code:    (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	DEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 1, 2019, the Board of Directors (the “Board”) of Douglas Emmett, Inc. (the “Company”) elected Johnese Spisso, RN, MPA, as a member of the Board with a term ending as of the Company’s 2020 annual meeting of stockholders. Additionally, the Board appointed Ms. Spisso to the Nominating and Corporate Governance Committee of the Board. Ms. Spisso’s election increases the size of the Board to 10 directors.

Ms. Spisso has been the President of UCLA Health, Chief Executive Officer of UCLA Hospital System and Associate Vice Chancellor of UCLA Health Sciences since 2016. Previously, Ms. Spisso worked for over 20 years at University of Washington Medicine in Seattle, most recently as Chief Health System Officer and Vice President, Medical Affairs of the University of Washington School of Medicine. She holds a master’s degree in health care administration and public administration from the University of San Francisco, a bachelor’s degree in health sciences from Chapman College, and an RN from the St. Francis School of Nursing.

In connection with her appointment, Ms. Spisso is eligible to participate in the Company's compensation programs for non-employee directors approved by the Nominating and Corporate Governance Committee of the Board, as disclosed in the Company’s most recent proxy statement, as in effect from time to time. Pursuant to these programs as currently applicable, Ms. Spisso will receive an annual retainer of $220,000 payable in long term incentive plan units ("LTIPs"), under the Company’s 2016 Omnibus Stock Incentive Plan, with a prorated LTIP grant for the period from September 1, 2019 to December 31, 2019.

There are no transactions that require disclosure under Item 404(a) of Regulation S-K regarding Ms. Spisso.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Douglas Emmett, Inc. dated September 4, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.

Dated:	September 4, 2019	By:	/s/ PETER D. SEYMOUR
Peter D. Seymour
Chief Financial Officer